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FACE                                                                EXHIBIT 4.1


C

NETSOLVE, INCORPORATED

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR VALUE $0.01
PER SHARE

CUSIP 64115J 10 6

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies that           is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

NETSOLVE, INCORPORATED

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended from time to time, of the Corporation (a copy of which Certificate is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

/S/ CRAIG S. TYSDAL

PRESIDENT AND
CHIEF EXECUTIVE OFFICER

/S/ KENNETH C. KIELEY

CHIEF FINANCIAL OFFICER AND SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE


BACK
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NETSOLVE, INCORPORATED

Upon the request of any stockholder, the Corporation will furnish, without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM --   as tenants in common
        TEN ENT --   as tenants by the entireties
        JT TEN  --   as joint tenants with right of
                     survivorship and not as tenants
                     in common


UNIF GIFT MIN ACT      --       ......................... Custodian ............
                         (Cust)                                         (Minor)

                under Uniform Gifts to Minors Act
 ..............................................................
                                                (State)

UNIF TRF MIN ACT       --       ................. Custodian (until age
 ................)
                    (Cust)
                ............................ under Uniform Transfers
                        (Minor)
                to Minors Act ..............................................
                                                                       (State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

    For Value Received,
hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to register the transfer of the said shares of Common Stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE WITHOUT ALTERATION OR ANY CHANGE WHATEVER.




X
        (SIGNATURE)


X
        (SIGNATURE)


THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: